Exhibit 10.4

SERVICE & PLATFORM ACCESS AGREEMENT

This Service and Platform Access Agreement (“Agreement”) is entered into as of November 20, 2025 (“Effective Date”)

1. Parties

Service Provider:
SENSEI HARBOR CORP.
30 N Gould St, Ste R
Sheridan, WY 82801, USA

Client:
SAPTAGE INTERNATIONAL PTE. LTD.

1 Kallang Junction Vanguard Campus, #06-02, Singapore 339263

2. Subject of the Agreement

The Service Provider grants the Client access to the online educational and training platform operated under:

https://viducateplatform.com

The access includes digital educational content, training materials, and platform functionality as presented on the Service Provider’s website.

3. Term of Access

•	Access is granted for a fixed period of twelve (12) months
•	The access term begins from the date the payment is received
•	No automatic renewal applies unless expressly agreed in writing by both Parties

4. Fees and Payment

•	Service Fee: USD 7,000
•	The invoice forms an integral part of this Agreement
•	Payment shall be made in full in advance via bank transfer to the Service Provider’s bank account specified in the invoice

5. Nature of Services

•	Services are delivered digitally
•	No physical goods are supplied
•	Access is provided via electronic credentials or digital authorization
•	The Service Provider does not guarantee specific educational, financial, or commercial results

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6. Intellectual Property Rights

•	All intellectual property rights in the platform, software, content, training materials, and methodologies remain the exclusive property of the Service Provider
•	The Client receives a non-exclusive, non-transferable, non-sublicensable license for internal business use only
•	Copying, resale, redistribution, sublicensing, or public disclosure is strictly prohibited

7. Limitation of Liability

•	The Service Provider shall not be liable for indirect, incidental, or consequential damages
•	The Service Provider’s total liability under this Agreement shall not exceed the amount actually paid by the Client

8. Confidentiality

Each Party agrees to maintain confidentiality of all non-public business, technical, and commercial information received in connection with this Agreement.

9. Governing Law and Jurisdiction

This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, United States, unless otherwise agreed in writing.

10. Entire Agreement

•	This Agreement constitutes the entire agreement between the Parties
•	Any amendments must be made in writing and signed by both Parties
•	Electronic signatures and scanned copies shall be deemed legally valid

11. Signatures

SERVICE PROVIDER
SENSEI HARBOR CORP.

Name:Mr. Zaza Bladadze
Title: Director
Date: November 20.2025

Signature: /s/Zaza Bladadze

CLIENT
SAPTAGE INTERNATIONAL PTE. LTD.

Name: Mr. Tang Weiwen
Title: Director
Date: November 20.2025

Signature:/s/ Tang Weiwen

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